UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 19, 2006
Citizens Banking Corporation
(Exact Name of Registrant as Specified in Its Charter)
Michigan
(State or Other Jurisdiction of Incorporation)

000-10535 (Commission File Number)	38-2378932 (IRS Employer Identification No.)

328 South Saginaw Street, Flint, Michigan (Address of Principal Executive Offices)	48502 (Zip Code)
(810) 766-7500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On October 19, 2006, Citizens Banking Corporation (“Citizens”) issued a press release announcing earnings for the third quarter of 2006 and certain other information. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 8.01. Other Events.
(a) See press release attached as Exhibit 99.1 hereto.
(b) Cautionary Factors.
Safe Harbor Statement
Discussions in the attached press release and information provided pursuant to Item 2.02 that are not statements of historical fact (including statements that include terms such as “will,” “may,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” and “plan”) are forward-looking statements that involve risks and uncertainties, and Citizens’ actual future results could materially differ from those discussed. Factors that could cause or contribute to such differences include, without limitation, adverse changes in Citizens’ loan and lease portfolios resulting in credit risk-related losses and expenses (including losses due to fraud, Michigan automobile-related industry changes and shortfalls, and other economic factors) as well as additional increases in the allowance for loan losses; fluctuations in market interest rates, the effects on net interest income of changes in Citizens’ interest rate risk position and the potential inability to hedge interest rate risks economically; adverse changes in economic or financial market conditions and the economic effects of terrorist attacks and potential attacks; Citizens’ potential inability to continue to attract core deposits; Citizens’ potential inability to continue to obtain third party financing on favorable terms; adverse changes in competition, pricing environments or relationships with major customers; unanticipated expenses and payments relating to litigation brought against Citizens from time to time; Citizens’ potential inability to adequately invest in and implement products and services in response to technological changes; adverse changes in applicable laws and regulatory requirements; the potential lack of market acceptance of Citizens’ products and services; changes in accounting and tax rules and interpretations that negatively impact results of operations or financial position; the potential inadequacy of Citizens’ business continuity plans or data security systems; the potential failure of Citizens’ external vendors to fulfill their contractual obligations to Citizens; Citizens’ potential inability to integrate acquired operations, including those associated with the pending merger with Republic Bancorp Inc. (“Republic”); unanticipated environmental liabilities or costs; impairment of the ability of the banking subsidiaries to pay dividends to the holding company parent; the potential circumvention of Citizens’ controls and procedures; Citizens’ success in managing the risks involved in the foregoing; and other risks and uncertainties detailed from time to time in its filings with the Securities and Exchange Commission (“SEC”). Other factors not currently anticipated may also materially and adversely affect Citizens’ results of operations. There can be no assurance that future results will meet expectations. While Citizens believes that the forward-

looking statements in this release are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. Citizens does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law.
Additional Information
In connection with the proposed merger, Citizens has filed with the SEC a Registration Statement on Form S-4 that included a preliminary joint proxy statement of Citizens and Republic that also constitutes a prospectus of Citizens. Citizens and Republic will mail the definitive joint proxy statement/prospectus, when it becomes available, to their respective shareholders. Investors and security holders are advised to read the definitive joint proxy statement/prospectus when it becomes available because it will contain important information. Investors and security holders may obtain a free copy of the preliminary joint proxy statement/prospectus and the definitive joint proxy statement/prospectus (when available) and other documents filed by Citizens and Republic with the SEC at the SEC’s website at http://www.sec.gov. Free copies of the preliminary joint proxy statement/prospectus and the definitive joint proxy statement/prospectus (when available) and each company’s other filings with the SEC may also be obtained by accessing Citizens’ website at http://www.citizensonline.com under the Investor Relations section or by accessing Republic’s website at http://www.republicbancorp.com under the Investor Relations section.
Citizens and Republic and their respective directors, executive officers and other members of their management may be soliciting proxies from their respective shareholders in favor of the merger. Information concerning persons who may be considered participants in the solicitation of Citizens’ shareholders under the rules of the SEC is set forth in the Proxy Statement filed by Citizens with the SEC on March 22, 2006, and information concerning persons who may be considered participants in the solicitation of Republic’s shareholders under the rules of the SEC is set forth in the Proxy Statement filed by Republic with the SEC on March 14, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of these documents as described above.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit 99.1	Press Release, dated October 19, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS BANKING CORPORATION
By:	/s/ Thomas W. Gallagher
Thomas W. Gallagher
Its: General Counsel and Secretary

Date: October 19, 2006

Index to Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release, dated October 19, 2006.